UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 29, 2006

STUDIO ONE MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260
(Address of principal executive offices) (Zip Code)

(480) 861-1183
(Registrant's telephone number, including area code)

DIMENSIONAL VISIONS INCORPORATED
8777 N. Gainey Center Drive, Suite 191, Scottsdale, Arizona 85258
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws

The Registrant has announced that on March 29, 2006, it filed a Certificate of Amendment to Articles of Incorporation with the Office of the Secretary of State for the State of Delaware, changing its name to STUDIO ONE MEDIA, INC. The new name is effective March 29, 2006.

NASDAQ has notified the Company that the new symbol for the Company is SOMD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2006

STUDIO ONE MEDIA, INC.
(f/k/a Dimensional Visions Incorporated

By:       /s/ Preston J. Shea
Name:  Preston J. Shea
Title:    President